SunAmerica Style Select Series, Inc.(R)
Focus Portfolio
(Class Z Shares)
Supplement to the Prospectus dated April 1, 1999

On January 18, 2000, the Board of Directors of SunAmerica Style Select Series, Inc., approved certain changes to the Focus Portfolio. Effective January 19, 2000, Bramwell Capital Management, Inc. ("Bramwell") will no longer serve as an adviser for a portion of the assets of the Focus Portfolio. Fred Alger Management, Inc. ("Alger"), pursuant to its Subadvisory Agreement with SunAmerica, will assume subadvisory responsibilities for the component.

The first, second and third paragraphs under the heading
"DESCRIPTION OF THE ADVISERS" on page 12 of the Prospectus are replaced with the following:

          The Advisers for the Focus Portfolio are Fred Alger
     Management, Inc. ("Alger"), Jennison Associates LLC
     ("Jennison") and Marsico Capital Management, LLC
     ("Marsico").

          FRED ALGER MANAGEMENT, INC. Alger is a New York corporation wholly owned by its principals and located at 1 World Trade Center, New York, New York 10048. Since 1964, Alger has provided investment management services to large corporate pension plans, state and local governments, insurance companies, mutual funds and high net-worth individuals. As of December 31, 1999, Alger had approximately $17.4 billion in assets under management.

          David D. Alger serves as the Portfolio Manager for Alger's portion of the Portfolio. Mr. Alger joined Alger in 1971 and has been President and Director since 1995. Prior to 1995, Mr. Alger was Executive Vice President and Director of Research with the firm.



Dated:  January 24, 2000